                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 MARCH 24, 2003

                                  CLARCOR INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Delaware                     1-11024                 36-0922490
----------------------------       ----------------       ---------------------
(State or other jurisdiction       (Commission File           (IRS Employer
of incorporation)                       Number)           Identification Number)



           2323 Sixth Street, P.O. Box 7007, Rockford, Illinois, 61125
           -----------------------------------------------------------
                    (Address of principal executive offices)



                                    815-962-8867
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report).


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ITEM 5.  OTHER EVENTS


A regular meeting of the Board of Directors of CLARCOR Inc., a Delaware corporation (NYSE: CLC) (the "Company"), was held on March 24, 2003. At the meeting, the Board declared a quarterly dividend of $0.1225 per share of Common Stock, to be paid on April 25, 2003 to shareholders of record April 11, 2003.

The Board also elected Mr. Paul Donovan to the Board to fill a vacancy caused by the retirement of Mr. Lawrence E. Gloyd from the Board. Mr. Donovan is currently Executive Vice President and Chief Financial Officer of Wisconsin Energy Company.


ITEM 7.  FINANCIAL STATEMENTS & EXHIBITS

Exhibit 99.1 - Press Release dated March 25, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                CLARCOR INC.



March 25, 2003          By: /s/ Norman E. Johnson
                                Chairman of the Board, President &
                                Chief Executive Officer